UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                  FORM 8-K 12g3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 16, 2001



                       Atlas Air Worldwide Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                         *                      13-4146982
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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                   File Number)            Identification No.)



                2000 Westchester Avenue, Purchase, New York 10577
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:(914) 701-8000
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          (Former name or former address, if changed since last report)


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*    This report is being filed with the Commission by the Registrant as a
     Successor Issuer to Atlas Air, Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of Atlas Air, Inc. is 0-25732.



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                                      -2-


Item 5.  Other Events.

     (A) On February 16, 2001, Atlas Air, Inc. (NYSE: CGO) completed a corporate restructuring to create a holding company structure. The holding company restructuring was accomplished through a merger under Section 251(g) of the Delaware General Corporation Law so that all stockholders of Atlas Air at the effective time of the merger became stockholders of the new holding company, Atlas Air Worldwide Holdings, Inc., and Atlas Air became a direct wholly-owned subsidiary of the new holding company. The shares of the new holding company will trade under the same (NYSE) symbol, CGO, with the same CUSIP numbers used by Atlas Air prior to the merger.

     Stockholders are not required to take any action in connection with this corporate restructuring. All outstanding shares will be converted into shares of the holding company, in a non-taxable transaction, with the same voting powers, designations, preferences and rights, and the same qualifications, restrictions, and limitations, as the shares of Atlas Air previously held by stockholders prior to the merger.

     Certificates formerly representing shares of Common Stock of Atlas Air are deemed to represent shares of Common Stock of the holding company. Atlas Air's transfer agent will deliver to each former stockholder of Atlas Air a transmittal letter that must be returned to the transfer agent, along with the original stock certificate of Atlas Air, in order to receive a new certificate for Common Stock of the holding company representing the identical number of shares of Common Stock of Atlas Air previously owned by the stockholder.

     The Registrant hereby incorporates by reference the Agreement and Plan of Merger attached hereto as Exhibit 2.1, Certificate of Incorporation of Atlas Air Worldwide Holdings, Inc. attached hereto as Exhibit 3.1, By-laws of Atlas Air Worldwide Holdings, Inc. attached hereto as Exhibit 3.2, and the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.

     (B) This report is being filed with the Commission by the Registrant as a Successor Issuer to Atlas Air, Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. Pursuant to said rule, the Atlas Air Worldwide Holdings, Inc. common stock is deemed to be registered pursuant to Section 12(b) of the Act. The Commission File Number of Atlas Air, Inc. is 0-25732. This Form 8-K is being filed by Atlas Air Worldwide Holdings, Inc. as a Successor Issuer as required by Paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934.

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                                      -3-


Item 7. Financial Statements and Exhibits.


     (c) The following Exhibits are filed as part of this report:


         EXHIBIT NO.                DESCRIPTION

          2.1 Agreement and Plan of Merger dated as of February 15, 2001 among Atlas Air, Inc., Atlas Air Worldwide Holdings, Inc. and Atlas Air Mergerco, Inc.

          3.1  Certificate of Incorporation of Atlas Air Worldwide Holdings,
               Inc.

          3.2  By-Laws of Atlas Air Worldwide Holdings, Inc.

          99.1 Press release issued by the Registrant on February 16, 2001


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                (Registrant)




Dated:  February 21, 2001       By:  /s/ Richard H. Shuyler
                                     -------------------------------------------
                                       Name:       Richard H. Shuyler
                                       Title:      Chief Executive Officer and
                                                   Treasurer






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                                      -4-


                                  EXHIBIT INDEX


     EXHIBIT NO.                                        DESCRIPTION

          2.1 Agreement and Plan of Merger dated as of February 15, 2001 among Atlas Air, Inc., Atlas Air Worldwide Holdings, Inc. and Atlas Air Mergerco, Inc.

          3.1  Certificate of Incorporation of Atlas Air Worldwide Holdings,
               Inc.

          3.2  By-Laws of Atlas Air Worldwide Holdings, Inc.

          99.1 Press release issued by the Registrant on February 16, 2001